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                                                                    Exhibit 10.6

                              NBC ACQUISITION CORP.

                            1995 STOCK INCENTIVE PLAN

                           As adopted August 31, 1995

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                                Table of Contents

                                                                     Page
                                                                     ----

ARTICLE 1   GENERAL ...................................................1
      1.1   Purpose....................................................1
      1.2   Administration.............................................1
      1.3   Persons Eligible for Awards................................2
      1.4   Types of Awards Under the Plan.............................2
      1.5   Shares Available for Awards................................2
      1.6   Definitions of Certain Terms...............................3
      1.7   Agreements Evidencing Awards...............................3

ARTICLE 2   STOCK OPTIONS..............................................4
      2.1   Grant of Stock Options.....................................4
      2.2   Exercisability of Options..................................4
      2.3   Limitation on Exercise.....................................5
      2.4   Payment of Option Price....................................5
      2.5   Termination of Employment..................................7
      2.6   Call and Put Options.......................................8
      2.7   Special ISO Requirements..................................10

ARTICLE 3   MISCELLANEOUS.............................................10
      3.1   Amendment of the Plan; Modification of Awards.............10
      3.2   Restrictions..............................................11
      3.3   Nontransferability........................................12
      3.4   Withholding Taxes.........................................12
      3.5   Adjustments Upon Changes in Capitalization................13
      3.6   Right of Discharge Reserved...............................13
      3.7   No Rights as a Stockholder................................13
      3.8   Nature of Payments........................................14
      3.9   Non-Uniform Determinations................................14
      3.10  Other Payments or Awards..................................14
      3.11  Reorganization............................................14
      3.12  Section Headings..........................................15
      3.13  Effective Date and Term of Plan...........................15
      3.14  Governing Law.............................................16

APPENDIX A............................................................17

APPENDIX B............................................................18


                                       i
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                              NBC ACQUISITION CORP.
                            1995 STOCK INCENTIVE PLAN

                                    ARTICLE 1

                                     GENERAL

            1.1 Purpose. The purpose of this NBC Acquisition Corp. 1995 Stock Incentive Plan (the "Plan) is to provide for certain officers, directors and key employees of NBC Acquisition Corp. (the "Company") and/or its subsidiary, Nebraska Book Company ("Nebraska Book") an equity-based incentive to maintain and enhance the performance and profitability of the Company.

            1.2 Administration.

                  (a) The Plan shall be administered by the Compensation Committee or such other committee (the "Committee") appointed by the Board of Directors of the Company (the "Board"), which committee shall consist of two or more directors, provided, that if any class of common equity securities of the Company is required to be registered under section 12 of the Securities Exchange Act of 1934 (the "Act"), each director appointed to the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 under the Act. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board.

                  (b) The Committee shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Plan agreements executed pursuant to the Plan, (iii) to prescribe, amend and rescind rules relating to the Plan, (iv) to make any determination necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

                  (c) The determination of the Committee on all matters relating to the Plan or any Plan agreement shall be conclusive.

                  (d) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award hereunder.

                  (e) Notwithstanding anything to the contrary contained herein, unless and until the Board shall appoint the members of the Committee, the Plan shall be administered by the Board; and the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan. In either of the foregoing events, the term "Committee" as used herein shall be deemed to mean the

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Board. Notwithstanding the foregoing, a member of the Committee may not act with respect to any award of options to such member.

            1.3 Persons Eligible for Awards. Awards under the Plan may be made to such officers, directors and executive, managerial, professional or other employees ("key personnel") of the Company or Nebraska Book, as the Committee shall from time to time in its sole discretion select; officers and directors who are not employees of the Company or Nebraska Book also shall be eligible to receive awards under the Plan.

            1.4 Types of Awards Under the Plan.

                  (a) Awards may be made, under the Plan in the form of stock options ("options"), as more fully set forth in Article II.

                  (b) Options granted under the Plan may be either (i) "nonqualified" stock options subject to the provisions of section 83 of the Internal Revenue Code of 1986, as amended (the "Code") or (ii) options intended to qualify for incentive stock option treatment described in Code section 422.

                  (c) All options when granted are intended to be nonqualified stock options, unless the applicable Plan agreement explicitly states that an option is intended to be an incentive stock option. If an option is intended to be an incentive stock option, and if for any reason such option (or portion thereof) shall not qualify as an incentive stock option, then, to the extent of such nonqualification, such option (or portion) shall be regarded as a nonqualified stock option appropriately granted under the Plan provided that such option (or portion) otherwise meets the Plan's requirements relating to nonqualified stock options.

            1.5 Shares Available for Awards.

                  (a) Subject to Section 3.5 (relating to adjustments upon changes in capitalization), as of any date the total number of shares of Common Stock with respect to which options may be granted under the Plan shall be equal to the excess (if any) of (i) 200, 000 of shares of Common Stock, over (ii) the sum of (A) the number of shares of Common Stock subject to outstanding options granted under the Plan and (B) the number of shares previously issued pursuant to the exercise of options granted under the Plan. In accordance with (and without limitation upon) the preceding sentence, shares of Common Stock covered by the Plan which expire, terminate, or are cancelled for any reason whatsoever without grantee (or the grantee's beneficiary) having enjoyed any of the benefits of stock ownership (other than voting rights or dividends that are forfeited) shall again become available for awards under the Plan.

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                  (b) Shares of stock that shall be subject to issuance pursuant to the Plan shall be authorized and unissued or treasury shares of Common Stock.

                  (c) Without limiting the generality of the foregoing, the Committee may cancel any award granted under the Plan and issue a new award in substitution therefor upon such terms as the Committee may in its sole discretion determine (provided that the substituted award shall satisfy all applicable Plan requirements as of the date such new award is made) without the grantee's consent, where (unless the applicable Plan agreement (as defined in Section 1.7(a)) otherwise provides) the substituted award confers upon the grantee, until exercised, substantially the same economic benefit inherent in the replaced award, and with the grantee's consent if otherwise or if such substitution is deemed to be a modification (within the meaning of Code section 424(h)(3)) of such award.

            1.6 Definitions of Certain Terms.

                  (a) The term "Common Stock" as used herein means the shares of common stock, par value $.01 per share, of the Company as constituted on the effective date of the Plan, and any other shares into which such common stock shall thereafter be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like.

                  (b) Except as otherwise determined by the Committee in its sole discretion, the "fair market value" as of any date and in respect of any share of Common Stock shall be the mean between the high and low sales prices of a share of Common Stock as reported on the New York Stock Exchange if shares of Common Stock are then trading upon such exchange, or if not, then such average on such other stock exchange or, if none, the NASDAQ National Market, on which shares of the Common Stock are principally trading, on such date, if any, or if none, then as otherwise determined by the Committee in its sole discretion. In no event shall the fair market value of any share be less than its par value.

            1.7 Agreements Evidencing Awards.

                  (a) Options granted under the Plan shall be evidenced by written agreements. Any such written agreements shall (i) contain such provisions not inconsistent with the terms of the Plan as the Committee may in its sole discretion deem necessary or desirable and (ii) be referred to herein as "Plan agreements."

                  (b) Each Plan agreement with respect to the granting of an option shall set forth the number of shares of Common Stock subject to the option granted thereby.

                  (c) Each Plan agreement with respect to the granting of an option shall set forth the amount (the "option exercise price") payable by the grantee

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to the Company in connection with the exercise of the option evidenced thereby.
Except as otherwise determined by the Committee with respect to nonqualified stock options, the option exercise price per share shall not be less than the fair market value of a share of Common Stock on the date the option is granted. In the case of options intended to be incentive stock options, the option exercise price per share shall not be less than the fair market value of a share of Common Stock on the date the option is granted.

                                    ARTICLE 2

                                  STOCK OPTIONS

            2.1 Grant of Stock Options. The Committee may grant options to purchase shares of Common Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan.

            2.2 Exercisability of Options. Subject to the other provisions of this Plan:

                  (a) Exercisability Determined by Plan Agreement. Each Plan agreement shall set forth the period during which, and the conditions subject to which, the option evidenced thereby shall be exercisable, as determined by the Committee in its discretion.

                  (b) Default Provisions. Unless the applicable Plan agreement otherwise specifies:

                        (i) the option exercise price per share shall be $10.00,

                        (ii) no option shall be exercisable prior to the first anniversary of the date of grant,

                        (iii) each option granted under the Plan shall become cumulatively exercisable with respect to 10% of the shares of Common Stock subject thereto, rounded down to the next lower full share, on March 31, 1996 and with respect to 22.5% of the shares of Common Stock subject thereto, rounded down to the next lower full share, on each of March 31, 1997, March 31, 1998, March 31, 1999 and March 31, 2000, provided that the Company's cumulative EBITDA (as defined in Appendix A hereto) meets the applicable "Target Amount" (as defined Appendix A) as of such March 31, and that the grantee is employed by the Company on such March 31. If any such increment which does not become vested on any such March 31 as a result of the Target Amount for the period ended on such March 31 not being

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      met, such increment shall become vested on any such subsequent March 31
      (through March 31, 2000) if the Target Amount for the period ended on such subsequent March 31 is met during the period referred to in Appendix A ending on such subsequent March 31, provided that the grantee is employed by the Company on such subsequent March 31, and

                        (iv) subject to Section 2.5, each option shall, to the extent it becomes exercisable, remain exercisable through the day prior to the tenth anniversary of the date of grant, after which such option shall terminate and cease to be exercisable.

                  (c) Partial Exercise Permitted. Unless the applicable Plan agreement otherwise provides, an option granted under the Plan may be exercised from time to time as to all or part of the shares as to which such option shall then be exercisable.

                  (d) Notice of Exercise; Exercise Date.

                        (i) An option shall be exercisable by the filing of a written notice of exercise with the Company, on such form and in such manner as the Committee shall in its sole discretion prescribe, and by payment in accordance with Section 2.4.

                        (ii) Unless the applicable Plan agreement otherwise provides or the Committee in its sole discretion otherwise determines, the date of exercise of an option shall be the date the Company receives such written notice of exercise.

                        (iii) For purposes of the Plan, the "option exercise date," shall be deemed to be the sixth business day immediately following the date written notice of exercise is received by the Company.

            2.3 Limitation on Exercise. Notwithstanding any other provision of the Plan, no Plan agreement shall permit an award to be exercisable more than ten (10) years after the date of grant.

            2.4 Payment of Option Price.

                  (a) Tender Due Upon Notice of Exercise. Unless the applicable Plan agreement otherwise provides or the Committee in its sole discretion otherwise determines, (i) any written notice of exercise of an option shall be accompanied by payment of the full purchase price for the shares being purchased, and (ii) the grantee shall have no right to receive shares of Common Stock with respect to an option exercise prior to the option exercise date.

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                  (b) Manner of Payment. Payment of the option exercise price shall be made in any combination of the following:

                        (i) by certified or official bank check payable to the Company (or the equivalent thereof acceptable to the Committee);

                        (ii) with the consent of the Committee in its sole discretion, by personal check (subject to collection), which may in the Committee's discretion be deemed conditional; and

                        (iii) if and to the extent provided in the applicable Plan agreement and only if the Common Stock of the Company is traded on a stock exchange, by delivery of previously acquired shares of Common Stock owned by the grantee for at least six months (or such other period as the Committee may prescribe) having a fair market value (determined as of the option exercise date) equal to the portion of the option exercise price being paid thereby, provided that the Committee may require the grantee to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the grantee incurring any liability under section 16(b) of the Act and does not require any Consent (as defined in Section 3.2.).

                  (c) Cashless Exercise. Payment in accordance with clause (i) of Section 2.4(b) may be deemed to be satisfied, if and to the extent provided in the applicable Plan agreement, (i) if the Common Stock of the Company is traded on a stock exchange or admitted to trading on the NASDAQ National Market, by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Common Stock acquired upon exercise to pay for all of the Common Stock acquired upon exercise and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be made at the grantee's direction at the time of exercise, and (ii) if the Common Stock of the Company is not traded on a stock exchange, by having the Company withhold a sufficient number of shares of Common Stock otherwise issuable to the grantee upon exercise of the option so that the value of such shares withheld will equal the aggregate exercise price of the shares of Common Stock delivered to the grantee and withheld by the Company. For purposes hereof, the value of the shares of Common Stock delivered and withheld shall be determined in accordance with the formula for determining the Purchase Price, as described in Appendix B hereto. The Committee may require the grantee to furnish an opinion of counsel acceptable to the Committee to the effect that such exercise would not result in the grantee incurring any liability under section 16(b) of the Act and does not require any Consent (as defined in Section 3.2).

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                  (d) Issuance of Shares. As soon as practicable after receipt of full payment, the Company shall, subject to the provisions of Section 3.2, deliver to the grantee one or more certificates for the shares of Common Stock so purchased, which certificates may bear such legends as the Company may deem appropriate concerning restrictions on the disposition of the shares in accordance with applicable securities laws, rules and regulations or otherwise.

            2.5 Termination of Employment. Notwithstanding anything herein to the contrary and unless the applicable Plan agreement otherwise provides:

                  (a) General Rule. All options granted to a grantee shall terminate upon his termination of employment for any reason (including death) except to the extent post-employment exercise of the vested portion of an option is permitted in accordance with this Section 2.5. The "vested portion" of any option shall mean the portion thereof which is vested immediately prior to the grantee's termination of employment for any reason.

                  (b) Improper Activity; Quit. All options granted to a grantee shall terminate and expire on the day the grantee's employment is terminated following the occurrence of an event constituting cause or the grantee quits employment (other than retirement in the normal course at retirement age (as established by the Board of Directors)), whether or not he is a party to a written employment contract. For purposes of this Section 2.5, the Company shall only have "cause" to terminate the grantee's employment if (i) the grantee is convicted of fraud, embezzlement or any other unlawful or tortious conduct, whether or not it involves or is committed against the Company or Nebraska Book,
(ii) the grantee willfully engages in any act of misconduct that is materially detrimental to the business or reputation of the Company or Nebraska Book; provided, however, that if such misconduct does not involve illegal conduct and has resulted in a detriment that is reasonably capable of being cured, the Company shall give the grantee a reasonable period, not to exceed 48 hours, to affect such cure or (iii) the grantee breaches or violates any of the covenants set forth in Section 4 of his Salary Continuation Agreement.

                  (c) Regular Termination; Leaves of Absence. If the grantee's employment terminates for reasons other than as provided in subsection (b) or
(d) of this Section 2.5, the portion of options granted to such grantee which were vested and exercisable immediately prior to such termination of employment may be exercised until the earlier of (a) 30 days after his termination of employment or (b) the date on which such options terminate or expire in accordance with the provisions of the Plan (other than this Section 2.5) and the Plan agreement; provided, that the Committee may in its sole discretion determine such other period for exercise in the case of an individual who transfers his employment with the Company's consent to a purchaser of a business disposed of by the Company. The Committee may in its discretion determine (i) whether any leave of absence (including short-term

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or long-term disability or medical leave) shall constitute a termination of employment for purposes of the Plan, and (ii) the impact, if any, of any such leave on outstanding awards under the Plan.

                  (d) Death. If a grantee's employment terminates by reason of death, or if a grantee's employment terminates in the manner described in
Section 2.5(c) and he dies within the period for exercise provided for therein, the options vested and exercisable by him immediately prior to his death shall be exercisable by the person to whom such options pass under the grantee's will (or, if applicable, pursuant to the laws of descent and distribution) until the earlier of (a) one year after the grantee's death or (b) the date on which such options terminate or expire in accordance with the provisions of the Plan (other than this Section 2.5) and the Plan agreement.

            2.6 Call and Put Options. Unless the applicable Plan agreement otherwise provides:

                  (a) Call Option. If a grantee shall no longer be employed by the Company for any reason whatsoever, including, without limitation, by reason of death, permanent disability, adjudicated incompetency or termination with or without cause (each, a "termination" and the effective date of such termination is hereinafter referred to as the "Termination Effective Date"), irrespective of whether such grantee receives in connection with the termination any severance or other payment from the Company, the Company, by written notice (the "Call Notice") to such grantee or his estate, legal representative or committee, as the case may be (the "Departing Employee"), given within sixty (60) days after the later of (x) the Termination Effective Date, and (y) where applicable, the expiration of the Post-Employment Exercise Period (as defined below), shall have the right, but not the obligation, to purchase, and if the Company exercises such right, the Departing Employee shall have the obligation to sell, such number of shares of Common Stock specified in the Call Notice, which number may be any or all of the shares of Common Stock held by the Departing Employee, at an aggregate purchase price equal to the Purchase Price (as defined in Appendix B attached hereto). The closing of the purchase of the Departing Employee's shares shall occur in accordance with Section 2.6(d). The Post-Employment Exercise Period shall mean the period following a grantee's termination of employment during which he (or in the case of his death, the person to whom such options pass in accordance with Section 2.5(d)) may exercise the vested portion of an option granted hereunder in accordance with the provisions of Section 2.5(c) or (d).

                  (b) Put Option. In the event that, following the effective date of a grantee's termination and the expiration of the grantee's Post-Employment Exercise Period, if any, the Company does not timely exercise its right under Section 2.6(a) to repurchase the shares of Common Stock held by the Departing Employee and the Common Stock of the Company is not traded on a stock exchange or admitted

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to trading on the NASDAQ National Market, then for a period of thirty (30) days following the date on which the Company ceased to be entitled to purchase such shares of Common Stock pursuant to Section 2.6(a) (or waived in writing its right to do so), such Departing Employee shall have the right and option (the "Put Option") to require the Company to purchase any or all of the shares of Common Stock held by such Departing Employee by delivering written notice of exercise (the "Put Exercise Notice") to the Company within ninety (90) days of the date of termination of employment setting forth the number of such shares of Common Stock subject to the Put Option; provided, however, that such Departing Employee shall not have a Put Option if his employment is terminated for cause (within the meaning of Section 2.5(b)) or he voluntarily quits employment (other than retirement in the normal course at retirement age (as established by the Board of Directors)). If the Departing Employee shall exercise the Put Option, then the Company shall (subject to Section 2.6(c)) purchase and the Departing Employee (and each Permitted Transferee of the Optionee as defined in Section 3.3) shall sell, such number of shares of Common Stock set forth in the Put Exercise Notice held by such Departing Employee (and all shares of Common Stock acquired by the Optionee under the Plan and transferred to each such Permitted Transferee) at an aggregate purchase price equal to the Purchase Price. The closing of the purchase of the Departing Employee's shares shall occur in accordance with Section 2.6(d).

                  (c) Restrictions on Put and Call. Notwithstanding anything herein to the contrary, if the Company exercises its Call Option or the grantee exercises his Put Option and the Company is unable to repurchase the shares of Common Stock set forth in the Call Notice or in the Put Exercise Notice for cash (as a result of legal or contractual restrictions or otherwise), the Company shall, at its option (i) pay the Purchase Price with a PIK Note or (ii) assign its rights under this Section 2.6, on a pro rata basis, to the other holders of the Common Stock. If the Company is not permitted to pay the Purchase Price with a PIK Note and the other holders of the Common Stock do not wish to purchase the shares set forth in the Call Notice or in the Put Exercise Notice, the Call Notice or the Put Exercise Notice shall lapse and be deemed null and void and the grantee will continue to own any such shares. For purposes hereof, a PIK Note shall mean a promissory note of the Company which (i) is expressly subordinated to all indebtedness for borrowed money of the Company and is on terms satisfactory to all holders of such indebtedness, (ii) accrues interest, compounded annually and payable at maturity, at a rate equal to 10% and (iii) has a stated maturity date which is at least 90 days after the final maturity date of the Company's 12% Senior Subordinated Notes.

                  (d) Closing. The closing of any purchase under this Section
2.6 shall, subject to Section 2.6(c), be held at the principal offices of the Company at 11:00 a.m. local time on the 30th day after the date of the Call Notice or Put Exercise Notice, as the case may be, or at such other time and place as the Company and the Departing Employee agree upon. At such closing, the Departing Employee (and each Permitted Transferee, if any) shall deliver or cause the delivery

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of certificates representing the shares of Common Stock to be sold, duly endorsed for transfer and accompanied by all requisite stock transfer taxes, and such shares shall be free and clear of any liens, claims, options, charges, encumbrances or rights of others arising through the action or inaction of the Departing Employee, and the Departing Employee (and each such Permitted Transferee) shall so represent and warrant, and further represent and warrant that he or it is the beneficial owner of such shares. The Company shall deliver at the closing payment in full, by certified or bank check for such shares.

            2.7 Special ISO Requirements. In order for a grantee to receive special tax treatment with respect to stock acquired under an option intended to be an incentive stock option, grantee of such option must be, at all times during the period beginning on the date of grant and ending on the day three months before the date of exercise of such option, an employee of the Company or any of the Company's parent or subsidiary corporations (within the meaning of Code section 424), or of a corporation or a parent or subsidiary corporation of such corporation issuing or assuming a stock option in a transaction to which Code section 424(a) applies. No option intended to be an incentive stock option shall be granted under the Plan unless the Plan is approved by the stockholders of the Company, within 12 months before or after the date the Plan is adopted. If an option granted under the Plan is intended to be an incentive stock option, and if the grantee, at the time of grant, owns stock possessing 10 percent or more of the total combined voting power of all classes of stock of the grantee's employer corporation or of its parent or subsidiary corporation, then (a) the option exercise price per share shall in no event be less than 110 percent of the fair market value of the Common Stock on the date of such grant and (b) such option shall not be exercisable after the expiration of five years after the date such option is granted. To the extent that the aggregate fair market value of the Common Stock with respect to which incentive stock options are exercisable for the first time by any grantee during any calendar year exceeds $100,000, such options shall be treated as options which are not incentive stock options.

                                    ARTICLE 3

                                  MISCELLANEOUS

            3.1 Amendment of the Plan; Modification of Awards.

                  (a) Plan Amendments. The Board may, without stockholder approval, at any time and from time to time suspend, discontinue or amend the Plan in any respect whatsoever, except that no such amendment shall impair any rights under any award theretofore made under the Plan without the consent of the grantee of such award. Furthermore, from and after the time the Plan is initially approved by

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the stockholders, except as and to the extent otherwise permitted by Section 3.5 or 3.11, no such amendment shall, without stockholder approval:

                        (i) materially increase the benefits accruing to grantees under the Plan;

                        (ii) increase, beyond the amounts set forth in Section 1.5, the total number of shares of Common Stock in respect of which options may be issued under the Plan;

                        (iii) materially modify the designation in Section 1.3 of the class of persons eligible to receive awards under the Plan;

                        (iv) permit a stock option to be exercisable more than 10 years after the date of grant; or

                        (v) extend the term of the Plan beyond the period set forth in Section 3.13.

                  (b) Award Modifications. With the consent of the grantee (except with respect to the Committee's ability to substitute awards without the consent of the grantee in accordance with Section 1.5(c)), and subject to the terms and conditions of the Plan (including Section 3.1(a)), the Committee may amend outstanding Plan agreements with such grantee, including, without limitation, any amendment which would (i) accelerate the time or times at which an award may vest or become exercisable and/or (ii) extend the scheduled termination or expiration date of the award.

            3.2 Restrictions.

                  (a) Consent Requirements. If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the acquisition, issuance or purchase of shares or other rights hereunder or the taking of any other action hereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Without limiting the generality of the foregoing, if (i) the Committee may make any payment in cash, Common Stock or both, and (ii) the Committee determines that Consent is necessary or desirable as a condition of, or in connection with, payment in any one or more of such forms, then the Committee shall be entitled to determine not to make any payment whatsoever until such Consent has been obtained.

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                  (b) Consent Defined. The term "Consent" as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or other self-regulatory organization or under any federal, state or local law, rule or regulation, (ii) the expiration, elimination or satisfaction of any prohibitions, restrictions or limitations under any federal, state or local law, rule or regulation or the rules of any securities exchange or other self-regulatory organization, (iii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iv) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies or any parties to any loan agreements or other contractual obligations of the Company.

            3.3 Nontransferability. No award granted to any grantee under the Plan or under any Plan agreement shall be assignable or transferable by the grantee other than by will or by the laws of descent and distribution. During the lifetime of the grantee, all rights with respect to any option granted to the grantee under the Plan or under any Plan agreement shall be exercisable only by him. Other than pursuant to Section 2.6 hereof, the grantee hereby covenants and agrees that the grantee will not sell, assign, mortgage, pledge, encumber or otherwise transfer any interest in the Shares of Common Stock acquired upon exercise of any option without the prior written consent of the Company until such time as the Call Option (as defined in Section 2.6(a)) shall have been triggered and lapsed by non-exercise or any purchase pursuant thereto shall have closed as contemplated under Section 2.6. Any purported sale, assignment, mortgage, pledge, encumbrance or other transfer in violation of this Section 3.3 shall be null and void and of no force or effect.

            3.4 Withholding Taxes.

                  (a) Whenever under the Plan shares of Common Stock are to be delivered upon exercise of an option, the Company may require as a condition of delivery that the grantee remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto. Whenever cash is to be paid under the Plan, the Company may, as a condition of its payment, deduct therefrom, or from any salary or other payments due to the grantee, an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto or to the delivery of any shares of Common Stock under the Plan.

                  (b) Without limiting the generality of the foregoing, if and to the extent provided in the applicable Plan agreement, (i) a grantee may elect to satisfy all or part of the foregoing withholding requirements by delivery of unrestricted shares of Common Stock owned by the grantee for at least six months (or such other period as the committee may determine) having a fair market value (determined as of the date of such delivery by the grantee) equal to all or part of the amount to be so withheld, provided that the Committee may require, as a condition of accepting any such delivery, that the grantee furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the grantee incurring any liability under section 16b of the, Act; and
(ii) the Committee may permit any such delivery to be made by withholding shares of Common Stock from the shares otherwise issuable pursuant to the award(s) giving rise to the tax withholding obligation (in which event the date of delivery shall be deemed the date the award(s) was exercised).

            3.5 Adjustments Upon Changes in Capitalization. If and to the extent specified by the Committee, the number or character of shares of Common Stock which may be issued pursuant to awards under the Plan, the number of shares of Common Stock subject to awards under the Plan, the option exercise price theretofore granted under the Plan, and the amount payable by a grantee in respect of an award (if any), may be appropriately adjusted (as the Committee may determine) for any change in the number or character of issued shares of common stock resulting from the subdivision or combination of shares of common stock or other capital adjustments, or the payment of a stock dividend after the effective date of this Plan, or other change in such shares of common stock effected without receipt of consideration by the Company; provided, that any awards covering fractional shares of common stock resulting from any such adjustment shall be eliminated, and provided further, that each incentive stock option granted under the Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an "incentive stock option" within the meaning of Code section 422. Adjustments under this Section 3.5 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

            3.6 Right of Discharge Reserved. Nothing in the Plan or in any Plan agreement shall confer upon any person the right to continue in the employment or service of the Company or affect any right which the Company may have to terminate the employment or service of such person.

            3.7 No Rights as a Stockholder. No grantee or other person shall have any of the rights of a stockholder of the Company with respect to shares subject to an option until the issuance of a stock certificate to him for such shares. Except as otherwise provided in Section 3.5, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued. In the case of a grant of an award which has not yet vested and/or become exercisable, the grantee shall have the rights of a stockholder of the Company if and only to the extent provided in the applicable Plan agreement.

            3.8 Nature of Payments.

                  (a) Any and all awards or payments hereunder shall be granted, issued or paid, as the case may be, in consideration of services performed for the Company by the grantee.

                  (b) No such awards, issuances and payments shall, unless otherwise determined by the Committee, be taken into account in computing the amount of the grantee's salary or compensation for the purposes of determining any pension, retirement, death or other benefits under (i) any pension, retirement, life insurance or other benefit plan of the Company or (ii) any agreement between the Company and the grantee.

                  (c) By accepting an award under the Plan, the grantee shall thereby waive any claim to continued exercise or vesting of an award or to damages or severance entitlement related to non-continuation of the award beyond the period provided herein or in the applicable Plan agreement.

            3.9 Non-Uniform Determinations. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan agreements, as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan and (c) the treatment of leaves of absence for purposes of Section 2.5(c).

            3.10 Other Payments or Awards. Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company or the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

            3.11 Reorganization.

                  (a) In the event that the Company is merged or consolidated with another corporation and, whether or not the Company shall be the surviving corporation, there shall be any change in the shares of common stock by reason of such merger or consolidation, or in the event that all or substantially all of the assets of the Company are acquired by another person, or in the event of a "change of control" (as defined in Section 3.11(c) below) after the date of the adoption of this

Plan, or in the event of a reorganization or liquidation of the Company (each such event being hereinafter referred to as a "Reorganization Event") or in the event that the Board shall propose that the Company enter into a Reorganization Event, then the Committee may in its discretion take any or all of the following actions:

                        (i) by written notice to each grantee, provide that his options will be terminated unless exercised within 30 days (or such longer period as the Committee shall determine in its sole discretion) after the date of such notice (without acceleration of the vesting and/or exercisability of such awards); and/or

                        (ii) advance the dates upon which any or all outstanding options shall be vested and/or exercisable.

                  (b) Whenever deemed appropriate by the Committee, any action referred to in Section 3.11(a) may be made conditional upon the consummation of the applicable Reorganization Event.

                  (c) For purposes of Section 3.11(a), the term "change of control" means either (i) a person or "group" (within the meaning of section 13(d)(3) of the Act) acquiring or having beneficial ownership of securities (including options, warrants, rights and convertible and exchangeable securities) having a majority of the ordinary voting power of the capital stock of the Company (assuming exercise or conversion solely of the securities held by such person or group) or (ii) the election of a majority of the directors of the Company who are not currently directors of the Company and are not designated or approved by a majority of the Company's current directors or their designated or approved successors. Notwithstanding the foregoing, the term "change of control" shall not include an offering of any class of shares of common stock of the Company registered under the Securities Act of 1933, as amended (or any successor act).

            3.12 Section Headings. The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections.

            3.13 Effective Date and Term of Plan.

                  (a) The Plan shall be deemed adopted and become effective upon the approval thereof by the Board or on such other date as the Board shall determine; provided that, notwithstanding any other provision of the Plan, if any class of common equity securities of the Company is required to be registered under section 12 of the Act, the Board shall, in its discretion, take such action as it deems necessary to satisfy the requirement for shareholder approval of Rule 16b-3 under the Act.

                  (b) The Plan shall terminate 10 years after the earlier of the date on which it becomes effective or the date on which it is approved by shareholders, and no awards shall thereafter be made under the Plan. Notwithstanding the foregoing, all awards made under the Plan prior to such termination date shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan.

            3.14 Governing Law. This Plan shall be governed by the laws of the State of Nebraska applicable to agreements made and to be performed entirely within such State.

                                   APPENDIX A

            "Target Amount" shall equal the cumulative EBITDA performance goals as set forth below:

                                           Cumulative EBITDA ($MM)
                                           -----------------------
12 months ended 3/31/96                              19.0
24 months ended 3/31/97                              39.5
36 months ended 3/31/98                              62.0
48 months ended 3/31/99                              86.0
60 months ended 3/31/2000                           112.0

            For purposes hereof, EBITDA represents the Company's and Nebraska Book's consolidated earnings before interest, taxes, depreciation and amortization. The Committee may adjust EBITDA targets upward for subsequent asset purchases and downward for asset sales, if any.

                               APPENDIX B

            "Purchase Price" means the purchase price equal to a number obtained by the following formula:

                              (A-B)  x  C/D

where

            A equals five and one-half (5.5) multiplied by EBITDA (as defined in Appendix A attached hereto) for the latest twelve months for which financial statements are available;

            B equals the aggregate amount of consolidated Indebtedness (as defined in the Securities Purchase Agreement entered into by the Company as of August 30, 1995) of the Company and Nebraska Book as of the date of the Put Notice or the Call Notice;

            C equals the number of shares of Common Stock subject to the Call Notice or Put Exercise Notice; and

            D equals the number of shares of capital stock of the Company on a fully-diluted basis (including the shares for which options have been granted to the grantee);

provided, however, (a) in the event that the grantee's employment is terminated for cause (within the meaning of Section 2.5(b)), the "Purchase Price" shall be equal to the lower of (i) the amount determined by the foregoing formula and
(ii) $10.00 and (b) in the event the grantee voluntarily quits employment (other than retirement in the normal course at retirement age (as established by the Board of Directors)), the "Purchase Price" shall be equal to the lower of (i) the amount determined by the foregoing formula and (ii) $10.00, plus interest calculated at a rate of 10% per annum from the date that the shares subject to the Call Notice or Put Exercise Notice were acquired by the grantee.